                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   October 30, 1996
                                                 --------------------


                              Hartford Capital II
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its chart


   Delaware                       1-13958-02                     06-6431733
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(State or other                 (Commission File              (I.R.S. Employer
jurisdiction of                 Number)                       Identification
incorporation)                                                No.)



         c/o Hartford Group, Inc., Hartford Plaza, Hartford, CT  06115
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             (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code (860) 547-5000
                                                   ----------------

                                     None
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     On September 25, 1996, ITT Hartford Group, Inc. (the "Company") and Hartford Capital II, Hartford Capital III and Hartford Capital IV filed a Registration Statement on Form S-3 (No. 333-12617) that also constituted Post-Effective Amendment No. 1 to the Company's existing Registration Statement on Form S-3 (No. 33-98014). Such Registration Statement and Post-Effective Amendment No. 1 was declared effective by the Commission on October 2, 1996.

     On October 30, 1996, Hartford Capital II issued 20,000,000 8.35% Cumulative Quarterly Income Preferred Securities, Series B, guaranteed to the extent provided in the Registration Statement and Post-Effective Amendment No. 1 by the Company. The sole assets of Hartford Capital II are $515,463,925 of 8.35% Junior Subordinated Deferrable Interest Debentures, Series B, of the Company.

     This Form 8-K includes as exhibits the executed Amended and Restated Trust Agreement of Hartford Capital II, a specimen certificate representing the executed and authenticated Series B Debentures, and the opinion of Debevoise & Plimpton as to United States tax matters. These exhibits are being filed herewith for purposes of incorporation by reference, pursuant to Rule 12b-32(a) under the Securities Exchange Act of 1934, in the Registration Statement and Post-Effective Amendment No. 1.

(c)  Exhibits.

                                            Description
                                            -----------
Exhibit Number by Reference to
 Item 601 of Regulation S-K
-------------------------------

4.1                               Amended and Restated Trust
                                  Agreement of Hartford Capital
                                  II, dated as of October 30,
                                  1996, between ITT Hartford
                                  Group, Inc., as Depositor, and
                                  Wilmington Trust Company, as
                                  Trustee

4.2                               Specimen of ITT Hartford
                                  Group, Inc.'s 8.35% Junior
                                  Subordinated Deferrable
                                  Interest Debenture, Series B,
                                  Due October 30, 2026.

8                                 Opinion of Debevoise &
                                  Plimpton, as to United States
                                  tax matters.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HARTFORD CAPITAL II

                                        By: ITT HARTFORD GROUP, INC.,
                                            as Depositor

 November 4, 1996                       By:   /s/ J. Richard Garrett
------------------                          ------------------------
 (Date)                                     Name: J. Richard Garrett
                                            Title: Vice President and
                                                   Treasurer

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

                                 EXHIBIT INDEX
                                 -------------


Exhibit                   Description
-------                   -----------

4.1 Amended and Restated Trust Agreement of Hartford Capital II, dated as of October 30, 1996, between ITT Hartford Group, Inc., as Depositor, and Wilmington Trust Company, as Trustee

4.2                       Specimen of ITT Hartford Group, Inc.'s
                          8.35% Junior Subordinated Deferrable
                          Interest Debenture, Series B, Due October
                          30, 2026.

8                         Opinion of Debevoise & Plimpton, as to
                          United States tax matters.

                                       4